UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 15, 2008

COUGAR BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33871	20-2903204
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Blvd, Suite 1200, Los Angeles, CA 90024

(Address of principal executive offices) (Zip Code)

(310) 943-8040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2008, the Compensation Committee of the Board of Directors of Cougar Biotechnology, Inc. (the “Company”), acting on behalf of the Board of Directors, approved certain modifications to the compensation of Alan H. Auerbach, the Company’s President and Chief Executive Officer. Mr. Auerbach’s annualized base salary was increased to $470,000, retroactive to June 1, 2008. In addition, Mr. Auerbach is eligible to receive an annual discretionary bonus in an amount up to 50% of his base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2008	Cougar Biotechnology, Inc.

	By:	/s/ Charles R. Eyler
Charles R. Eyler
Vice President, Finance